UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 8, 2026

Hydrofarm Holdings Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39773	81-4895761
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1510 Main Street
Shoemakersville, PA 19555

(Address of Principal Executive
Offices) (Zip Code)

Registrant’s telephone number, including area code: (707) 765-9990
Former Name or Former Address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HYFM	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On April 8, 2026, Hydrofarm Holdings Group, Inc., a Delaware corporation (the “Company”), entered into that certain Forbearance Agreement (the “Forbearance Agreement”) with the other credit parties from time to time party thereto (the “Credit Parties”), the lenders from time to time party thereto (the “Lenders”), and FEAC Agent, LLC, a Delaware limited liability company (“FEAC”, as successor in interest to JPMorgan Chase Bank, N.A. (“JPMorgan”)) as administrative agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, together with its successors and permitted assigns in such capacity, the “Collateral Agent” and together with the Administrative Agent, collectively, the “Agents” and each an “Agent”), in connection with the $125,000,000 senior secured term loan (the “Term Loan”) borrowed by the Company pursuant to that certain Credit and Guaranty Agreement, dated as of October 25, 2021 (as amended by Amendment No. 1 to Credit and Guaranty Agreement, dated as of June 27, 2023, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among the Company, the Credit Parties, the Lenders and JPMorgan, as then-acting administrative agent and collateral agent.

On February 11, 2026, JPMorgan gave notice to the Company that an Event of Default (as defined in the Credit Agreement) has occurred and is continuing under Section 8.1(a)(ii) of the Credit Agreement as a result of the Company’s failure to pay interest with respect to the Term Loan due on January 31, 2026 within five days after such due date (such event, the “Specified Event of Default”).

Pursuant to the Forbearance Agreement, from April 8, 2026 (the “Forbearance Effective Date”) to the earliest to occur of (the occurrence of clause (i) or (ii), a “Forbearance Termination Event”): (i) April 30, 2026 (the “Forbearance Outside Date”) provided that the Forbearance Outside Date may be extended from time to time in fifteen (15) day increments (or longer) upon written confirmation by the Administrative Agent (including by email); and (ii) the delivery of notice from the Administrative Agent to the Company terminating the Forbearance Period (as defined below), which notice may be delivered at any time upon or after (A) the occurrence of any Event of Default (as defined in the Credit Agreement) (other than the Specified Event of Default, under the Credit Agreement or any other Credit Document (as defined in the Credit Agreement)) and (B) the failure of (x) the Company or any other Credit Party to comply with any of the Forbearance Period Requirements set forth in Section 7 of the Forbearance Agreement; (y) any representation or warranty made by the Company or any other Credit Party under or in connection with the forbearance to be true and complete as of the date when made or any other breach of any of such representation or warranty; or (z) the repudiation and/or assertion of any defense by any Credit Party with respect to the forbearance or any other Credit Document or the pursuit of any claim by any Credit Party against the Agents or any Lender (collectively, the “Forbearance Period”), solely with respect to the Specified Event of Default, neither the Administrative Agent nor any Lender shall, upon the terms and conditions expressly specified therein, take any action, commence any proceedings against any Credit Party or any other person with respect to the enforcement of any of its or their rights or remedies under the Credit Documents or applicable law, other than as expressly described in the Forbearance Agreement.

The Forbearance Agreement contains customary representations, warranties, conditions, covenants and releases by the parties thereto for an agreement and transaction of this nature. Additionally, the Forbearance Agreement contains certain specified requirements for the Company and its subsidiaries during the forbearance period, including but not limited to: (i) presenting to the Lenders at least two bids from asset valuation providers and a cash flow projection approved by the designated financial advisor on behalf of the Company and its subsidiaries (the “Financial Advisor”); (ii) providing the Administrative Agent regular evidence during the Forbearance Period of, as of any date of determination, the average daily cash balance of the Company of at least $1,000,000; (iii) attending regularly scheduled calls with the Lenders to discuss financial affairs, business operations and other topics that the Lenders may deem appropriate; (iv) presenting an initial budget for the Company to be approved by the Financial Advisor (the “Initial Approved Budget”) and subsequently providing the Lenders, prior to each call, a proposed budget of the Company and variance report to the prior Approved Budget that has been presented to the Financial Advisor (each such proposed budget, a “Proposed Budget”) which Lenders shall approve in their reasonable judgement (in which case it (or in the event the Lenders do not approve any Proposed Budget, the Initial Approved Budget), shall be the “Approved Budget”) or reject the Proposed Budget (in which case the previously Approved Budget shall remain in effect); (v) delivering to the Lenders a term sheet which sets forth the total consideration and expected closing timeline for a sale of certain assets of the Company to be agreed by the Lenders; (vi) restraining from making any investments or restricted payments other than rent due under certain finance leases; and (vii) paying all fees and expenses incurred by the Administrative Agent and Lenders after the occurrence with the Forbearance Effective Date including fees of third party professionals for work performed in connection with the forbearance, the Credit Agreement and transactions contemplated thereby.

In connection with the Forbearance Agreement, on April 8, 2026, the Company, the Lenders and the Agents entered into that certain Amendment No. 2 to Credit and Guaranty Agreement (“Amendment No. 2”). Amendment No. 2 amends the Credit Agreement to, among other things, (i) replace JPMorgan with FEAC as the Agents; and (ii) require each Credit Party to covenant and agree to (A) regularly provide certain liquidity reports and cash flow forecasts, (B) regularly provide certain aging reports and inventory reports, and (C) maintain a minimum liquidity of $1,000,000.

The foregoing descriptions of the Forbearance Agreement and Amendment No. 2 do not purport to be complete and are qualified in their entirety by reference to the full text of the Forbearance Agreement and Amendment No. 2, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K, respectively and incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. These statements include statements made about the Company’s ability to pay outstanding indebtedness under the Credit Agreement, compliance with the terms and conditions of the Forbearance Agreement and Amendment No. 2, the Company’s beliefs and intentions regarding the Forbearance Agreement and Amendment No. 2, the resolution of the matters thereunder, and the timing of any of the foregoing, each as described above. Such statements are based on current assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties, many of which are beyond the Company’s control, include risks described in the section entitled “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K filing made with the U.S. Securities and Exchange Commission on March 27, 2026, and the Company’s other Exchange Act filings. In addition, these forward-looking statements may be subject to risks and uncertainties related to the Company’s current level of indebtedness; the Company’s ability to maintain and preserve liquidity due to a variety of reasons, including industry conditions such as oversupply, fluctuations in the price of products and competitive industry pressures; and the Company’s ability to access additional sources of capital. These forward-looking statements speak only as of the date hereof and should not be unduly relied upon. The Company disclaims any obligation to update these forward-looking statements. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1*
Forbearance Agreement dated April 8, 2026, by and among Hydrofarm Holdings Group, Inc., the other credit parties from time to time party thereto, the lenders party thereto, and FEAC Agent, LLC, as administrative agent for the lenders and collateral agent for the secured parties.

10.2
Amendment No. 2 to Credit and Guaranty Agreement dated April 8, 2026, by and among Hydrofarm Holdings Group, Inc., the subsidiaries of Hydrofarm Holdings Group, Inc. party thereto from time to time, the lenders party thereto and FEAC Agent, LLC, as administrative agent and collateral agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*Certain private and confidential information have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted private or confidential information to the U.S. Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hydrofarm Holdings Group, Inc.

Date: April 13, 2026	By:	/s/ William Toler
Name: William Toler
Title: Chief Executive Officer (Principal Executive Officer)